          PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS AND THE
            PROXY STATEMENT/PROSPECTUS PRIOR TO MAKING ANY ELECTION

 ----------------------------------------------------------------------------------------------------
                        BOX A: DESCRIPTION OF HOMEUSA CERTIFICATE(S) ENCLOSED
                               (ATTACH ADDITIONAL SHEETS IF NECESSARY.)
                                          SEE INSTRUCTION 1.
 ----------------------------------------------------------------------------------------------------
   NAME(S) AND ADDRESS OF REGISTERED HOMEUSA HOLDER(S)
     (PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON
                      CERTIFICATE(S)
                     (PLEASE PRINT)*                                  CERTIFICATES ENCLOSED
------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF SHARES
                                                                CERTIFICATE          REPRESENTED BY
                                                                   NUMBER             CERTIFICATE

                                                            ------------------------------------------

                                                            ------------------------------------------

                                                            ------------------------------------------

                                                            ------------------------------------------

                                                            ------------------------------------------

                                                            ------------------------------------------

                                                            ------------------------------------------
                                                            TOTAL SHARES

------------------------------------------------------------------------------------------------------

* Only HomeUSA Certificates registered in a single form may be deposited with this Form of Election and Letter of Transmittal. If HomeUSA Certificates are registered in different forms (e.g., John R. Doe and J.R. Doe), it will be necessary to fill in, sign and submit as many separate Forms of Election and Letters of Transmittal as there are different registrations of HomeUSA Certificates. Additional copies of this Form of Election and Letter of Transmittal may be obtained from the Exchange Agent at the address and telephone number shown below.

/ / Check here if your HomeUSA Certificate(s) has (have) been lost, stolen or destroyed and contact the Information Agent immediately. See Instruction 13.

                                FORM OF ELECTION
                             AND LETTER OF TRANSMITTAL

        TO ACCOMPANY CERTIFICATES REPRESENTING SHARES OF COMMON STOCK OF

                                 HOMEUSA, INC.

     IN CONNECTION WITH THE PROPOSED MERGER OF HOMEUSA, INC. WITH AND INTO
              HUSA ACQUISITION COMPANY, A WHOLLY OWNED SUBSIDIARY OF

                          FLEETWOOD ENTERPRISES, INC.

    This Form of Election and Letter of Transmittal is being delivered to you in connection with the proposed merger (the "MERGER") of HomeUSA, Inc. ("HOMEUSA") with and into HUSA Acquisition Company ("ACQUISITION SUB"), a wholly owned subsidiary of Fleetwood Enterprises, Inc. ("FLEETWOOD"), pursuant to that certain Agreement and Plan of Merger dated as of February 17, 1998 (the "MERGER AGREEMENT"), by and among Fleetwood, Acquisition Sub and HomeUSA. This Form of Election and Letter of Transmittal must be completed by registered holders of shares of HomeUSA common stock, par value $0.01 per share (the "SHARES" or the "HOMEUSA COMMON STOCK"), that wish to make an election (an "ELECTION") as to the form of Merger Consideration (as defined below) into which such holder's Shares will be converted upon consummation of the Merger.


    For an Election to be effective, this Form of Election and Letter of Transmittal, properly completed, together with the certificate(s) representing shares of HomeUSA Common Stock (each such certificate, a "HOMEUSA CERTIFICATE") as to which an Election is being made (or guarantee of delivery as provided herein or affidavit and indemnification regarding the loss, theft or destruction of such HomeUSA Certificate(s) reasonably acceptable to Fleetwood in accordance with Instruction 13 below), or the Shares delivered by book-entry transfer to the Exchange Agent's account at a Book-Entry Transfer Facility (as defined below), and all other required documents, must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on July 13, 1998 (the "ELECTION DEADLINE"). Such Election is subject to the terms, conditions and limitations set forth in (i) the Merger Agreement, which is attached as Appendix A to the Proxy Statement/Prospectus, dated June 16, 1998, relating to the Merger (the "PROXY STATEMENT/PROSPECTUS") and (ii) the instructions accompanying this Form of Election and Letter of Transmittal (the "INSTRUCTIONS").



--------------------------------------------------------------------------------
5:00 P.M., NEW YORK CITY TIME, ON JULY 13, 1998, IS THE ELECTION DEADLINE BY WHICH DATE A COMPLETED FORM OF ELECTION AND LETTER OF TRANSMITTAL, TOGETHER
   WITH ALL REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT IN
   ORDER FOR ANY ELECTION CONTAINED HEREIN TO BE VALID.

--------------------------------------------------------------------------------

    The tax consequences to holders of HomeUSA Common Stock of the receipt of different forms of Merger Consideration (as defined below) will differ. For information as to the federal income tax consequences of the receipt of different forms of Merger Consideration, see "THE MERGER--Certain Federal Income Tax Considerations" in the Proxy Statement/Prospectus. Holders of HomeUSA Common Stock also are urged to consult their tax advisors regarding the tax consequences to them of the Merger and of the receipt of different forms of Merger Consideration.

    IF YOUR HOMEUSA CERTIFICATE(S) HAS (HAVE) BEEN LOST, STOLEN OR DESTROYED AND YOU REQUIRE ASSISTANCE IN REPLACING IT (THEM), SEE INSTRUCTION 13 TO THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL. YOU CANNOT SUBMIT AN EFFECTIVE FORM OF ELECTION AND LETTER OF TRANSMITTAL WITHOUT ATTACHING YOUR HOMEUSA CERTIFICATE(S) TO THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL OR, ALTERNATIVELY, (1) DELIVERING THE SHARES BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT A BOOK-ENTRY TRANSFER FACILITY, (2) SUBMITTING A GUARANTEE OF DELIVERY AS PROVIDED HEREIN OR (3) SUBMITTING AN AFFIDAVIT AND INDEMNIFICATION REGARDING THE LOSS, THEFT OR DESTRUCTION OF SUCH HOMEUSA CERTIFICATE(S) REASONABLY ACCEPTABLE TO FLEETWOOD.

    Questions and requests for assistance or additional copies of the Proxy Statement/Prospectus or this Form of Election and Letter of Transmittal may be directed to the Information Agent at the address set forth below.

                           THE INFORMATION AGENT IS:
                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                         450 W. 33rd Street, 14th Floor
                           New York, New York, 10001
                Bankers & Brokers Call Collect at (212) 273-8080
                         All Others Call (800) 774-5469

                             THE EXCHANGE AGENT IS:
                                BANKBOSTON, N.A.

                   BY MAIL:                                 BY OVERNIGHT DELIVERY:
               BankBoston, N.A.                                BankBoston, N.A.
             Corporate Agency and                            Corporate Agency and
                Reorganization                                  Reorganization
             Post Office Box 8029                             150 Royall Street
              Mail Stop 45-81-40                              Mail Stop 45-01-40
       Boston, Massachusetts 02266-8029                  Canton, Massachusetts 02021
              BY HAND DELIVERY:                           BY FACSIMILE TRANSMISSION:
Securities Transfer & Reporting Services, Inc.         (For Eligible Institutions Only)
                   (STARS)                                  (781) 575-2233 or 2232
               1 Exchange Plaza
            55 Broadway, 3rd Floor                          CONFIRM BY TELEPHONE:
           New York, New York 10006                             (781) 575-3400

                 TELEPHONIC INQUIRIES/REQUESTS FOR ASSISTANCE:
                                 (781) 575-3400

    In connection with the Merger, and pursuant to the Merger Agreement, the undersigned hereby makes the Election set forth herein and surrenders to you, as exchange agent (the "EXCHANGE AGENT"), for cancellation HomeUSA Certificates representing each share of the undersigned's HomeUSA Common Stock listed above in Box A, in exchange for the right to receive (i) a number of shares of Fleetwood common stock, par value $1.00 per share (including the associated Series A Junior Participating Preferred Stock Purchase Rights issued pursuant to the Rights Agreement dated as of November 10, 1988, by and between Fleetwood and BankBoston, NA, as rights agent) ("FLEETWOOD COMMON STOCK"), determined by dividing $10.25 (the "PER SHARE CASH AMOUNT") by the average (the "VALUATION PERIOD STOCK PRICE") of the closing sale prices for a share of Fleetwood Common Stock on the New York Stock Exchange, Inc. (the "NYSE") for the ten trading day period ending on July 6, 1998 (i.e., the tenth day prior to the anticipated closing date of the Merger, July 16, 1998); (ii) in cash, without interest, the Per Share Cash Amount; or (iii) a combination of shares of Fleetwood Common Stock and cash equal to the Per Share Cash Amount. Such Election may be to receive only shares of Fleetwood Common Stock (a "STOCK ELECTION"), only cash (a "CASH ELECTION"), or a combination of cash and shares of Fleetwood Common Stock (a "MIXED ELECTION"), in each case subject to the allocation and proration procedures set forth in the Merger Agreement. Alternatively, the holder may indicate that such holder has no preference as to the receipt of cash or Fleetwood Common Stock for such holder's Shares (a "NON-ELECTION"). In addition, the undersigned understands that Fleetwood will pay cash in lieu of any fractional shares of Fleetwood Common Stock otherwise issuable in connection with the Merger, as specified herein. The consideration to be provided in exchange for each share of HomeUSA Common Stock herein is referred to as "MERGER CONSIDERATION."


    The undersigned understands that the undersigned's Election is subject to certain terms, conditions and limitations that have been set forth in (i) the Merger Agreement included as Appendix A to, and described in, the Proxy Statement/Prospectus (including, but not limited to, the fact that because the aggregate amount of cash (other than cash paid in lieu of fractional shares of Fleetwood Common Stock) to be paid in the Merger is limited, a HomeUSA Holder (as defined below) may not receive exactly the consideration elected in this Form of Election and Letter of Transmittal) and (ii) the Instructions. Extra copies of this Form of Election and Letter of Transmittal and the Proxy Statement/Prospectus may be requested from the Information Agent, at the address or phone numbers shown above. The filing of this Form of Election and Letter of Transmittal with the Exchange Agent will constitute acknowledgment of the undersigned's receipt of the Proxy Statement/Prospectus.

    The undersigned hereby represents and warrants that the undersigned is the registered holder of the Shares represented by the HomeUSA Certificate(s) surrendered herewith, with good title to the Shares described in Box A above and full power and authority to sell, assign and transfer such Shares, free and clear of all liens, claims and encumbrances, and not subject to any adverse claims (a "HOMEUSA HOLDER").

    The undersigned authorizes and instructs you, as Exchange Agent, to deliver such HomeUSA Certificate(s) to Fleetwood and receive on behalf of the undersigned, in exchange for the shares of HomeUSA Common Stock represented thereby, any check for cash or any certificate for shares of Fleetwood Common Stock issuable in the Merger pursuant to the Merger Agreement. If the HomeUSA Certificate(s) is (are) not delivered herewith or by book-entry transfer, there is furnished herewith (i) a guarantee of delivery of such HomeUSA Certificate(s) from a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office in the United States (provided below) in accordance with Instruction 6 or (ii) an affidavit and indemnification regarding the loss, theft or destruction of such HomeUSA Certificate(s) reasonably acceptable to Fleetwood in accordance with Instruction 13.

    The undersigned understands and acknowledges that all questions as to the validity, form and eligibility of any Election and surrender of the Shares hereunder shall be reasonably determined by the Exchange Agent, and such determination shall be final and binding.

    Unless otherwise indicated under "Special Issuance and Payment Instructions" below, please issue any check and/ or any certificate for shares of Fleetwood Common Stock issuable in exchange for the Shares represented by the HomeUSA Certificate(s) submitted hereby in the name of the HomeUSA Holder(s). Similarly, unless otherwise indicated under "Special Delivery Instructions" below, please mail any check and/or any certificate for shares of Fleetwood Common Stock issuable in exchange for the Shares represented by the HomeUSA Certificate(s) submitted hereby to the registered holder(s) of the Shares at the address shown above in Box A.

    The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of such Shares. In addition, subject to the consummation of the Merger, the undersigned hereby irrevocably appoints the Exchange Agent as attorney-in-fact for the undersigned to exercise all authority conferred in this Form of Election and Letter of Transmittal for the purposes contemplated in the Merger Agreement, and such authority will be binding on successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and will survive the death or incapacity of the undersigned.

                                    ELECTION

    The appropriate box below must be checked in order to make a Stock Election, a Cash Election, a Mixed Election or a Non-Election (each as defined above). FAILURE TO CHECK ANY BOX WILL BE DEEMED A NON-ELECTION.


    Because the Merger Agreement requires that at least 51% of the aggregate Merger Consideration consist of shares of Fleetwood Common Stock, a HomeUSA Holder may not receive exactly the consideration elected in Box B below. The determination of whether cash has been oversubscribed and the exact composition of the Merger Consideration to be received by each HomeUSA Holder will be made on a date that is within five days before the anticipated closing date of the Merger (the "CLOSING DATE"), July 16, 1998. The amount of cash and/or the number of shares of Fleetwood Common Stock that a HomeUSA Holder will receive will depend on (i) the stated preferences of all HomeUSA Holders on the Forms of Election and Letters of Transmittal and (ii) the allocation and proration procedures to be applied under the Merger Agreement if the aggregate number of shares covered by Cash Elections and the aggregate number of shares covered by Mixed Elections to be acquired for cash exceed 49% of the aggregate Merger Consideration (the "MAXIMUM CASH MERGER CONSIDERATION").


    HOMEUSA HOLDERS WILL KNOW THE EXACT COMPOSITION OF THE MERGER CONSIDERATION PAID FOR THEIR SHARES OF HOMEUSA COMMON STOCK ONLY UPON RECEIPT OF THE MERGER CONSIDERATION PAYABLE TO THEM, WHICH PAYMENT WILL BE ACCOMPANIED BY A BRIEF EXPLANATION OF THE APPLICATION OF THE ALLOCATION AND PRORATION MECHANISMS PROVIDED IN THE MERGER AGREEMENT. ABSENT MANIFEST ERROR, ALL DECISIONS BY THE EXCHANGE AGENT WITH RESPECT TO SUCH PROCESS SHALL BE FINAL AND BINDING.


    ALL HOLDERS OF SHARES OF HOMEUSA COMMON STOCK WISHING TO MAKE A STOCK ELECTION, A CASH ELECTION OR A MIXED ELECTION MUST DELIVER TO THE EXCHANGE AGENT A PROPERLY COMPLETED FORM OF ELECTION AND LETTER OF TRANSMITTAL AND THE HOMEUSA CERTIFICATE(S) AS TO WHICH SUCH ELECTION IS BEING MADE (OR GUARANTEE OF DELIVERY AS PROVIDED HEREIN OR AFFIDAVIT AND INDEMNIFICATION REGARDING THE LOSS, THEFT OR DESTRUCTION OF SUCH HOMEUSA CERTIFICATES REASONABLY ACCEPTABLE TO FLEETWOOD), OR DELIVERY OF SUCH CERTIFICATE(S) BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT A BOOK-ENTRY TRANSFER FACILITY, AND ALL OTHER REQUIRED DOCUMENTS PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON JULY 13, 1998. ALL HOLDERS OF SHARES OF HOMEUSA COMMON STOCK SUBMITTING A FORM OF ELECTION AND LETTER OF TRANSMITTAL AFTER SUCH ELECTION DEADLINE WILL BE DEEMED TO HAVE MADE A NON-ELECTION, REGARDLESS OF THE ELECTION SPECIFIED IN BOX B.


  BOX B: ELECTION                 COMPLETE ONE BOX ONLY*

                                  / /  STOCK ELECTION
                                  / /  CASH ELECTION
                                  / /  MIXED ELECTION**
                                  (a) Total Shares Owned (see Box A):______
                                  (b) Number of Shares to be Exchanged for Fleetwood
                                         Common Stock:            _______
                                  (c) Number of Shares to be Exchanged for Cash:_______
                                  ----------------------------
                                  ** Whole Shares only. The sum of the number of Shares identified in
                                     (b) and (c) must equal the total Shares identified in (a).

                                                           / /  NON-ELECTION
                                  -------------------------------------------------------------------

* Nominees must use a separate Form of Election and Letter of Transmittal to make an Election for themselves and on behalf of each beneficial owner of shares of HomeUSA Common Stock. See the Instructions below.

--------------------------------------------------------------------------------

                        DELIVERY BY BOOK-ENTRY TRANSFER
                                 See Instruction 1.

 / / Check here if Shares are being delivered by book-entry transfer to the Exchange Agent's account on one of the book-entry transfer facilities (each, a "BOOK-ENTRY TRANSFER FACILITY") and complete the following:

        Check the box of the applicable Book-Entry Transfer Facility:
            / /  The Depository Trust Company
            / /  Philadelphia Depository Trust Company
            Account Number:__________________________________
            Transaction Code Number:___________
    ----------------------------------------------------------------------------

YOU WILL BE DEEMED TO HAVE MADE A NON-ELECTION IF:

A. YOU CHECK THE BOX INDICATING A NON-ELECTION ABOVE;

B.  NO CHOICE IS INDICATED ABOVE;

C. YOU FAIL TO FOLLOW THE INSTRUCTIONS ON THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL (INCLUDING THE FAILURE TO SUBMIT YOUR HOMEUSA CERTIFICATE(S)) OR OTHERWISE FAIL TO PROPERLY MAKE AN ELECTION; OR

D. A COMPLETED FORM OF ELECTION AND LETTER OF TRANSMITTAL (INCLUDING SUBMISSION OF YOUR HOMEUSA CERTIFICATE(S)) IS NOT ACTUALLY RECEIVED BY THE ELECTION DEADLINE.

    In order to receive Merger Consideration, this Form of Election and Letter of Transmittal must be (i) completed and signed in the space provided in Box C below and on the Substitute Form W-9 and (ii) mailed or delivered with your HomeUSA Certificate(s) (or a guarantee of delivery as provided herein or an affidavit and indemnification regarding the loss, theft or destruction of such HomeUSA Certificate(s) reasonably acceptable to Fleetwood in accordance with Instruction 13) to the Exchange Agent at any of the addresses set forth above, or delivered by book-entry transfer to the Exchange Agent's account at a Book-Entry Transfer Facility. In order to properly make a Stock Election, a Cash Election or a Mixed Election, these actions must be taken in a timely fashion such that the Form of Election and Letter of Transmittal is received by the Exchange Agent prior to the Election Deadline.

    The method of delivery of the Form of Election and Letter of Transmittal, the HomeUSA Certificate(s) and any other required document is at the election and risk of the HomeUSA Holder and delivery will be deemed made only when actually received by the Exchange Agent. The risk of loss of such Shares will pass only after the Exchange Agent has actually received the Shares. If the HomeUSA Certificate(s) is (are) sent by mail, it is recommended that it (they) be sent by registered mail, appropriately insured, with return receipt requested. In all cases, sufficient time for delivery should be allowed to ensure timely delivery.

    CONSUMMATION OF THE MERGER IS SUBJECT TO APPROVAL BY THE STOCKHOLDERS OF HOMEUSA AND TO THE SATISFACTION OF CERTAIN OTHER CONDITIONS SET FORTH IN THE MERGER AGREEMENT. NO PAYMENTS RELATED TO ANY SURRENDER OF HOMEUSA CERTIFICATES WILL BE MADE PRIOR TO THE EFFECTIVE TIME. IN THE EVENT THAT THE MERGER AGREEMENT IS TERMINATED, THE EXCHANGE AGENT WILL PROMPTLY RETURN TO YOU THE HOMEUSA CERTIFICATE(S) PREVIOUSLY SUBMITTED WITH THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL OR DELIVERED TO THE EXCHANGE AGENT BY GUARANTEE OF DELIVERY OR BY BOOK-ENTRY TRANSFER.

--------------------------------------------------------------------------------

                             GUARANTEE OF DELIVERY
         (TO BE USED ONLY IF CERTIFICATES ARE NOT SURRENDERED HEREWITH)
                           See Instructions 1 and 6.

 The undersigned is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company in the United States; and guarantees to deliver to the Exchange Agent the certificate(s) for shares of HomeUSA Common Stock to which this Form of Election and Letter of Transmittal relates, duly endorsed in blank or otherwise in form acceptable for transfer on the books of HomeUSA, no later than 5:00 p.m., New York City time, on the earlier of (i) the third day after the Election Deadline and (ii) the eighth NYSE trading day after the date of execution of such guarantee of delivery. IF YOU COMPLETE THIS GUARANTEE OF DELIVERY, YOU WILL NEED A SIGNATURE GUARANTEE BY AN ELIGIBLE INSTITUTION. SEE INSTRUCTION 6.

                     Dated:                                       ________________
                                                                (Firm--Please Print)
               Number of Shares:
Check applicable box if Shares will be delivered                  ________________
by book-entry transfer:                                        (Authorized Signature)
/ /  The Depository Trust Company                                 ________________
/ /  Philadelphia Depository Trust Company                        ________________
                                                                     (Address)

Account Number:                                                   ________________
                                                          (Area Code and Telephone Number)
Transaction Code Number:________________
------------------------------------------------

                       NOTICE OF DELIVERY UNDER GUARANTEE
 (TO BE COMPLETED UPON DELIVERY OF SHARES PURSUANT TO A GUARANTEE OF DELIVERY)

 Name(s) of Registered Holder(s):________________
 Window Ticket No. (if any):________________
 Date of Execution of Guarantee of Delivery:________________
 Name of Institution that Provided Guarantee of Delivery:________________
     If delivered by Book-Entry Transfer (assuming such procedure is available), Check Box of Applicable Book-Entry Transfer Facility:
 / /  The Depository Trust Company
 / /  Philadelphia Depository Trust Company
 Account Number:_____________________  Transaction Code Number:________________

 ------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS
                      See Instructions 1, 5, 6, 11 and 12.

    To be completed ONLY if the certificate representing shares of Fleetwood Common Stock or the check representing cash or the cash in lieu of fractional shares, as the case may be, is to be issued in the name of and mailed to someone other than the undersigned. NOTE: THE PERSON NAMED IN THESE SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS MUST BE THE PERSON WHO COMPLETES THE SUBSTITUTE FORM W-9. IF YOU COMPLETE THIS BOX, YOU WILL NEED A SIGNATURE GUARANTEE BY AN ELIGIBLE INSTITUTION. SEE INSTRUCTION 6.

Issue the Merger Consideration in the name of and to:

Name:  _________________________________________________________________________
                                 (Please Print)

Address:  ______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                               (Include Zip Code)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         See Instructions 1, 5 and 11.

    To be completed ONLY if the certificate representing shares of Fleetwood Common Stock or the check representing cash or the cash in lieu of fractional shares, as the case may be, issued in the name of the undersigned is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in Box A above.

Mail the Merger Consideration to:

Name:  _________________________________________________________________________
                                 (Please Print)

Address:  ______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                               (Include Zip Code)

CHECK THIS BOX / / IF THIS IS A PERMANENT CHANGE OF ADDRESS.

--------------------------------------------------------------------------------

                  BOX C MUST BE COMPLETED. SEE INSTRUCTION 1.
--------------------------------------------------------------------------------

                              BOX C: SIGNATURE(S)

    The undersigned represents and warrants that the undersigned has full power and authority to transfer the shares of HomeUSA Common Stock surrendered hereby and that the transferee will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when such Shares are accepted for exchange by the Exchange Agent. The undersigned will, upon request, execute and deliver any additional documents deemed by Fleetwood or the Exchange Agent to be necessary and desirable to complete the transfer of the Shares surrendered hereby.

Date:  ________________________

                                PLEASE SIGN HERE

Signature:  ____________________________________________________________________
Signature:  ____________________________________________________________________
Signature:  ____________________________________________________________________

Signature(s) of registered holder(s) must be EXACTLY as name(s) appear(s) in Box A above or on the assignment authorizing transfer.

If signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, the capacity of the person signing should be indicated. (See Instruction 9.)

Dated:  ________________________

Name(s):  ______________________________________________________________________
                                 (Please Print)

Capacity:  _____________________________________________________________________

Daytime Area Code and

Telephone Number:  _____________________________________________________________

THE EXCHANGE AGENT HAS BEEN INSTRUCTED NOT TO MAKE ANY EXCHANGE OF YOUR SHARES UNTIL THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL HAS BEEN EXECUTED AND DELIVERED TO THE EXCHANGE AGENT.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              SIGNATURE GUARANTEE

              (REQUIRED ONLY IN CASES SPECIFIED IN INSTRUCTION 6.)

The undersigned hereby guarantees the signature(s) that appear(s) on this Letter of Transmittal.

Dated:  ________________________

________________________________________________________________________________
                        (Name of Firm Issuing Guarantee)

                                 (Please Print)

________________________________________________________________________________
                          (Fix Medallion Stamp Above)

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                       TAXPAYER IDENTIFICATION NUMBER
                                             SUBSTITUTE FORM W-9
-------------------------------------------------------------------------------------------
                                        PAYER'S NAME: BANKBOSTON, NA
-------------------------------------------------------------------------------------------------------------
 Name(s) as shown on HomeUSA
 Certificate(s) (if joint ownership, list first
 and circle the name of the person or entity
 whose number is entered in Part I below).
-------------------------------------------------------------------------------------------------------------
 Address (if HomeUSA Holder does not
 complete, signature in Part I will
 constitute
 a certification that the address
 listed in
 Box A is correct).
 ------------------------------------------------------------------------------------------------------------

                                      PART I--PLEASE PROVIDE YOUR TIN IN

                                   SUBSTITUTE

                                      THE BOX AT RIGHT AND CERTIFY BY           SOCIAL SECURITY NUMBER
                                      SIGNING AND DATING. See the
                                      enclosed

                                    FORM W-9

                                      "Guidelines for Certification of        OR ------------------------
                                      Taxpayer

                              (See Instruction 12)

                                      Identification Number on              EMPLOYER IDENTIFICATION NUMBER
                                      Substitute Form W-9" for
                                      instructions.
                                      -----------------------------------------------------------------------Department
                                      of the Treasury
                                      PART II--Exempt Payees  / /

                            Internal Revenue Service

                                      I am a payee exempt from information and backup withholding.
                                      -----------------------------------------------------------------------

                                      PART III--Awaiting TIN  / /

                          PAYER'S REQUEST FOR TAXPAYER

                                      You must also complete the Certificate of Awaiting Taxpayer
                                      Identification Number if you

                          IDENTIFICATION NUMBER (TIN)

                                      check this box.
 ------------------------------------------------------------------------------------------------------------

 CERTIFICATION--UNDER PENALTY OF PERJURY, I CERTIFY THAT:

 (1)--The number shown on the form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

 (2)--I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.
 However, if after being notified by the IRS that you are subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
 If you are exempt from backup withholding, check the box in Part II above. (Also see the enclosed
 "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.")

 Signature -------------------------------------------------------------------------   Date
 ----------------------
-------------------------------------------------------------------------------------------------------------
                           CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalty of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have checked the box in Part III (and have completed this Certificate of Awaiting Taxpayer Identification Number), 31% of all
 reportable payments made to me will be withheld until I provide a properly certified taxpayer identification number to the Exchange Agent.

 Signature -------------------------------------------------------------------------   Date
 ----------------------
-------------------------------------------------------------------------------------------------------------
                                       CERTIFICATE FOR FOREIGN HOLDERS

    I certify under penalty of perjury that I am not a United States citizen or resident of the United
States.

 Signature -------------------------------------------------------------------------   Date
 ----------------------
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL, INCLUDING THE SUBSTITUTE FORM W-9 CONTAINED HEREIN, MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE MERGER OR WITH RESPECT TO ANY SUBSEQUENT DIVIDEND PAYMENTS MADE BY FLEETWOOD. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM
       W-9 FOR ADDITIONAL DETAILS.
--------------------------------------------------------------------------------

                                  INSTRUCTIONS


    This Form of Election and Letter of Transmittal must be completed and submitted to the Exchange Agent prior to the Election Deadline, which is 5:00 p.m., New York City time, on July 13, 1998, by any HomeUSA Holder desiring to make an Election other than a Non-Election. It must also be used as a letter of transmittal for HomeUSA Holders not making an effective Election to receive the Merger Consideration. Until a record holder's HomeUSA Certificates are received by the Exchange Agent at one of the addresses set forth above (or affidavit and indemnification regarding the loss, theft or destruction of such HomeUSA Certificate reasonably acceptable to Fleetwood), together with this Form of Election and Letter of Transmittal and such other documents as the Exchange Agent may require, and until the same are processed for exchange by the Exchange Agent, such holders will not receive (i) any certificates representing shares of Fleetwood Common Stock or any check representing cash consideration or the cash in lieu of fractional shares (if any) in exchange for their HomeUSA Certificates or (ii) any dividends or other distributions payable on shares of Fleetwood Common Stock to be received by such holders. No interest will accrue on any cash consideration, cash in lieu of fractional shares or such dividends. No such dividends or other distributions will be reinvested pursuant to any plan. If your HomeUSA Certificate(s) is (are) lost, stolen or destroyed, please contact the Exchange Agent immediately. See Instruction 13 below.



    Each HomeUSA Holder is entitled to make an Election and submit a Form of Election and Letter of Transmittal covering all shares of HomeUSA Common Stock actually held of record by such holder. HOWEVER, THE HOLDER MUST CHECK ONLY ONE BOX IN BOX B ABOVE TO MAKE AN EFFECTIVE ELECTION. Nominee record holders, which include nominees, trustees or any other person that holds shares of HomeUSA Common Stock in any capacity whatsoever on behalf of more than one person or entity ("NOMINEES"), are entitled to make an Election for themselves, as well as an Election on behalf of each beneficial owner of shares of HomeUSA Common Stock held through such nominee record holders, but each such Election must be made on a separate Form of Election and Letter of Transmittal. Beneficial owners who are not record holders are not entitled to submit a Form of Election and Letter of Transmittal. Nominees submitting a Form of Election and Letter of Transmittal on behalf of a registered stockholder as trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or acting in another fiduciary or representative capacity should refer to Instruction 9 below.


    Each Election is subject to certain terms, conditions and limitations that have been set out in the Merger Agreement (and as described in the Proxy Statement/Prospectus) and these Instructions. The Merger Agreement is included as Appendix A to the Proxy Statement/Prospectus. Extra copies of the Proxy Statement/Prospectus may be requested from the Information Agent at the address or phone numbers shown above. The filing of this Form of Election and Letter of Transmittal with the Exchange Agent will constitute acknowledgment of the receipt of the Proxy Statement/Prospectus.


    1. ELECTION DEADLINE. Each HomeUSA Holder is entitled to make an Election. For any Election contained herein to be effective, this Form of Election and Letter of Transmittal, properly completed, and the related HomeUSA Certificate(s) must be received by the Exchange Agent at one of the addresses shown above no later than THE ELECTION DEADLINE OF 5:00 P.M., NEW YORK CITY TIME, ON JULY 13, 1998. Even if a HomeUSA Holder makes a Non-Election, does not make an effective Election or fails to submit a Form of Election and Letter of Transmittal by the Election Deadline, such HomeUSA Holder must properly complete Box A, Box C and the remaining applicable sections (other than Box B) of this Form of Election and Letter of Transmittal and deliver this Form of Election and Letter of Transmittal, together with the certificate(s) representing the shares of HomeUSA Common Stock (or a duly signed guarantee of delivery of such certificate(s) or affidavit and indemnification regarding the loss, theft or destruction of such HomeUSA Certificate(s) reasonably acceptable to Fleetwood), or arrange for delivery of such Shares by book-entry transfer to the Exchange Agent's account at a Book-Entry Transfer Facility, in order to receive Merger Consideration. To properly complete Box A, the number of each HomeUSA Certificate surrendered herewith must be written in the column under the heading "Certificate Number."


    HomeUSA Holders whose stock certificate(s) is (are) not immediately available or HomeUSA Holders who cannot complete the procedure for delivery by book-entry transfer on a timely basis may deliver their Shares and may also make an effective Election by (a) completing Boxes A, B and C herein, having the Box entitled "Guarantee of Delivery" herein properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and delivering such documents to the Exchange Agent prior to the Election Deadline; and (b) delivering their HomeUSA Certificates, in proper form for transfer, or a confirmation of a book-entry transfer of such Shares, if such procedure is available, into the Exchange Agent's account at one of the Book-Entry Transfer Facilities on the NYSE trading day after the date of execution of such guarantee of delivery). In addition, at the time the HomeUSA Certificate(s) (or the Shares pursuant to a book-entry transfer) are delivered pursuant to the Guarantee of Delivery, the guarantor must submit to the Exchange Agent another Form of Election and Letter of Transmittal with only the section entitled "Notice of Delivery Under Guarantee" properly completed (or must otherwise provide such information to the Exchange Agent). If the guarantor fails to deliver the HomeUSA Certificate(s) (or the Shares by book-entry transfer) in accordance with the guaranteed delivery procedures contained herein, without limitation of any other recourse, any purported Election with respect to the Shares subject to such guarantee will be void. The term "AGENT'S MESSAGE" means a message, transmitted by a Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility delivering the Shares, that such participant has received and agrees to be bound by the terms of this Form of Election and Letter of Transmittal and that Fleetwood may enforce such agreement against the participant.

    The Exchange Agent will determine whether any Form of Election and Letter of Transmittal or any other required document is received on a timely basis and whether any Form of Election and Letter of Transmittal or any other required document has been properly completed. Any such determinations shall be conclusive and binding. IF A HOMEUSA HOLDER DOES NOT MAKE AN EFFECTIVE ELECTION BY THE ELECTION DEADLINE, SUCH HOLDER SHALL BE DEEMED TO HAVE MADE A NON-ELECTION. For lost, stolen or destroyed HomeUSA Certificate(s), see Instruction 13.


    2. REVOCATION OR CHANGE OF ELECTION FORM AND LETTER OF TRANSMITTAL. Any Form of Election and Letter of Transmittal may be revoked or changed by written notice duly executed to the Exchange Agent from the person submitting such Form of Election and Letter of Transmittal, but to be effective such notice must be received by the Exchange Agent at or prior to the Election Deadline of 5:00 p.m., New York City Time, on July 13, 1998. Such notice must specify the person in whose name the shares of HomeUSA Common Stock to be withdrawn had been deposited, the name of the registered holder thereof, and the serial numbers shown on the certificate(s) representing the Shares to be withdrawn. The Exchange Agent will have reasonable discretion to determine whether any revocation or change is received on a timely basis and whether any such revocation or change has been properly made. If a Form of Election and Letter of Transmittal is revoked, and the HomeUSA Certificate(s) withdrawn, the HomeUSA Certificate(s) submitted therewith will be promptly returned by the Exchange Agent to the person that submitted such certificate(s). Upon any such revocation, unless a duly completed Form of Election and Letter of Transmittal is thereafter submitted before the Election Deadline, such holder will be deemed to have made a Non-Election.


    3. TERMINATION OF MERGER AGREEMENT. If for any reason the Merger is not consummated or is abandoned, all Forms of Election and Letters of Transmittal will be void and of no effect whatsoever, and all HomeUSA Certificates previously received by the Exchange Agent and thereafter held by the Exchange Agent will be returned promptly by the Exchange Agent to the person who submitted such certificate(s).

    4. ELECTION PROCEDURES/ALLOCATION. As set forth in the Proxy Statement/Prospectus and as described above, because the Merger Agreement requires that at least 51% of the aggregate Merger Consideration consist of shares of Fleetwood Common Stock, a HomeUSA Holder may not receive exactly the consideration elected above in Box B. If too many HomeUSA Holders elect cash, the allocation and proration procedures set forth in the Merger Agreement and described in the Proxy Statement/Prospectus will be followed by the Exchange Agent. THUS, AN ELECTION MADE BY YOU MAY NOT BE HONORED UNDER CERTAIN CIRCUMSTANCES. See "THE MERGER--Merger Consideration" in the Proxy Statement/Prospectus.

    5. NO FRACTIONAL SHARES. No certificate representing a fraction of a full share of Fleetwood Common Stock will be issued. In lieu thereof, the Exchange Agent will remit on Fleetwood's behalf cash, without interest, equal to the product of such fractional amount and the closing sale price of one share of Fleetwood Common Stock on the NYSE (as reported in the WALL STREET JOURNAL or, if not reported thereby, any other authoritative source) on the trading day immediately preceding the Closing Date. No HomeUSA Holder shall be entitled to dividends, voting rights or any other rights in respect to any fractional share.

    6. GUARANTEE OF SIGNATURES. Signatures on this Form of Election and Letter of Transmittal need not be guaranteed unless the "Special Issuance and Payment Instructions" section or the "Guarantee of Delivery" section has been completed. In such event, signatures on this Form of Election and Letter of Transmittal must be guaranteed by an eligible guarantor institution (an "ELIGIBLE INSTITUTION") pursuant to Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended. PUBLIC NOTARIES CANNOT EXECUTE ACCEPTABLE GUARANTEES OF SIGNATURES.

    7. METHOD OF DELIVERY. THE METHOD OF DELIVERY OF THE HOMEUSA CERTIFICATE(S) AND ANY OTHER REQUIRED DOCUMENT IS AT THE ELECTION AND RISK OF THE HOMEUSA HOLDER AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. THE RISK OF LOSS OF SUCH SHARES WILL PASS ONLY AFTER THE EXCHANGE AGENT HAS ACTUALLY RECEIVED THE SHARES. IF SUCH CERTIFICATE(S) IS (ARE) SENT BY MAIL, IT IS RECOMMENDED THAT IT (THEY) BE SENT BY REGISTERED MAIL, APPROPRIATELY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME FOR DELIVERY SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY. For lost, stolen or destroyed certificates, see Instruction 13.

    8. INADEQUATE SPACE. If the space provided herein is inadequate, the stock certificate numbers and the number of shares of HomeUSA Common Stock represented thereby should be listed on additional sheets and attached hereto.

    9. SIGNATURES ON FORM OF ELECTION AND LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

        (a) All signatures must correspond exactly with the name written on the face of the HomeUSA Certificate(s) surrendered herewith without any alteration, variation or change whatsoever.

        (b) If the HomeUSA Certificate(s) surrendered is (are) held of record by two or more joint owners, all such owners must sign this Form of Election and Letter of Transmittal.

        (c) If any surrendered shares of HomeUSA Common Stock are registered in different names on several HomeUSA Certificates, it will be necessary to complete, sign and submit as many separate copies of this Form of Election and Letter of Transmittal as there are different registrations of HomeUSA Certificates.

        (d) If this Form of Election and Letter of Transmittal is signed by a person(s) other than the record holder(s) of the HomeUSA Certificate(s) listed in Box A above (other than as set forth in paragraph (e) below), such certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the record holder(s) appears on such certificate(s).

        (e) If this Form of Election and Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity and such person is not the record holder of the accompanying HomeUSA Certificates, he or she must indicate the capacity when signing and must submit proper evidence of his or her authority to act.

    10. STOCK TRANSFER TAXES. In the event that any transfer or other taxes become payable by reason of the issuance of the Merger Consideration in any name other than that of the HomeUSA Holder, such transferee or assignee must pay such tax to the Exchange Agent or must establish to the satisfaction of the Exchange Agent that such tax has been paid.

    11. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Indicate the name and/or address of the person(s) in whose name and to whom the Merger Consideration is to be issued and sent, respectively, if different from the name and/or address of the person(s) signing this Form of Election and Letter of Transmittal. Signatures must be guaranteed if the "Special Issuance and Payment Instructions" section has been completed. See Instruction 6.

    12. WITHHOLDING. Each HomeUSA Holder surrendering certificates representing shares of HomeUSA Common Stock is required to provide the Exchange Agent with such holder's correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 and to certify whether such holder is subject to backup withholding. The TIN that must be provided is that of the HomeUSA Holder with respect to the HomeUSA Certificate(s) surrendered herewith or of the last transferee appearing on the transfers attached to or endorsed on such certificate(s) (or, if a check is made payable to another person as provided in the Box entitled "Special Issuance and Payment Instructions," then the TIN of such person). Failure to provide the information on the Substitute Form W-9 may subject the HomeUSA Holder to 31% federal income tax withholding on payments made to such holder with respect to the shares of HomeUSA Common Stock and on future dividends paid by Fleetwood. A HomeUSA Holder must cross out item (2) in the Certification Box of the Substitute Form W-9 if such holder has been notified by the Internal Revenue Service ("IRS") that such holder is currently subject to backup withholding. The Box in Part III of the Substitute Form W-9 should be checked if the surrendering HomeUSA Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the Box in Part III is checked and the Exchange Agent is not provided with a TIN within 60 days thereafter, Fleetwood will withhold 31% of all such payments and dividends until a TIN is provided to the Exchange Agent. Foreign investors should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required.

    13. LOST, STOLEN, OR DESTROYED CERTIFICATES. If your HomeUSA Certificate(s) has (have) been lost, stolen or destroyed, please check the box directly below Box A. You should then contact the Information Agent, which will instruct you as to the steps you must take in order to surrender your HomeUSA Certificate(s) for exchange. At the sole discretion of the Exchange Agent, you may, as an alternative to submitting your HomeUSA Certificate(s), submit an affidavit and indemnification regarding the loss, theft or destruction of your HomeUSA Certificate(s) that is in form and substance reasonably acceptable to Fleetwood.

    14. MISCELLANEOUS. NEITHER FLEETWOOD NOR THE EXCHANGE AGENT IS UNDER ANY DUTY TO GIVE ANY HOMEUSA HOLDER NOTICE OF DEFECTS IN ANY FORM OF ELECTION AND LETTER OF TRANSMITTAL. FLEETWOOD AND THE EXCHANGE ACT SHALL NOT INCUR ANY LIABILITY FOR FAILURE TO GIVE SUCH NOTIFICATION, AND EACH OF FLEETWOOD AND THE EXCHANGE AGENT HAS THE ABSOLUTE RIGHT TO

REJECT ANY AND ALL FORMS OF ELECTION AND LETTERS OF TRANSMITTAL NOT PROPERLY COMPLETED OR TO WAIVE ANY IRREGULARITIES IN ANY FORM OF ELECTION AND LETTER OF TRANSMITTAL.

    15. INFORMATION AND ADDITIONAL COPIES. Information and additional copies of this Form of Election and Letter of Transmittal may be obtained by telephoning the Information Agent at (800) 774-5469.

                           IMPORTANT TAX INFORMATION

    Under federal income tax law, each registered holder of shares of HomeUSA Common Stock receiving cash pursuant to the Merger is required to provide the Exchange Agent, as Payer, with such holder's correct TIN on the Substitute Form W-9 above. If such holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the HomeUSA Holder may be subject to a $50 penalty imposed by the IRS. In addition, payments that are made to such holder may be subject to federal income tax backup withholding at a rate of 31%.

    Certain HomeUSA Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that holder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. This may be accomplished by executing the certification for foreign holders at the bottom of the Substitute Form W-9 above. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

    If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the HomeUSA Holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

    FOR INFORMATION AS TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE RECEIPT OF DIFFERENT FORMS OF MERGER CONSIDERATION, SEE "THE MERGER--CERTAIN FEDERAL INCOME TAX CONSIDERATIONS" IN THE PROXY STATEMENT/ PROSPECTUS. IN ADDITION, HOMEUSA HOLDERS SHOULD CONSULT THEIR OWN TAX ADVISOR REGARDING THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE RECEIPT OF DIFFERENT FORMS OF MERGER CONSIDERATION IN THE MERGER, AS WELL AS REGARDING THEIR ELIGIBILITY TO CLAIM AN EXEMPTION FROM BACKUP WITHHOLDING.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payments that are made to a HomeUSA Holder, the holder is required to notify the Exchange Agent of his, her or its correct TIN by completing the form above certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (1) the HomeUSA Holder has not been notified by the IRS that he or she is subject to backup withholding as a result of the failure to report all interest or dividends or (2) the IRS has notified the HomeUSA Holder that he or she is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

    Each HomeUSA Holder is required to give the Exchange Agent his, her or its social security number or employer identification number. If the HomeUSA Certificate(s) is (are) in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. A HomeUSA Holder who does not have a TIN should check the Box in Part III of the Substitute Form W-9 and complete the Certificate of Awaiting Taxpayer Identification Number if the holder has applied for a TIN or intends to apply for a TIN in the near future. If the Box in Part III is checked, payments to the holder will not be subject to backup withholding for 60 days. Payments made after 60 days will be subject to withholding unless the holder has furnished the Exchange Agent with his, her or its TIN. A holder who checks the Box in Part III in lieu of furnishing his or her TIN should furnish the Exchange Agent with his or her TIN as soon as it is received.

STATUS OF HOLDER

    The term "UNITED STATES PERSON" means any person who is not a Foreign Person. The term "FOREIGN PERSON" means any person who (as to the United States, its territories and possessions, and all areas subject to its jurisdiction) is a foreign corporation, a non-resident alien individual, a non-resident fiduciary of a foreign estate or trust, or a foreign partnership.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

    GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: I.E., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: I.E., 00-0000000. The table below will help determine the number to give the payer.

   ----------------------------------------------------------------------------------------------------
                                                                                 GIVE THE
                           GIVE THE                                              EMPLOYER
  FOR THIS TYPE OF         SOCIAL SECURITY                                       IDENTIFICATION
  ACCOUNT:                 NUMBER OF--                FOR THIS TYPE OF ACCOUNT:  NUMBER OF--
   ----------------------------------------------------------------------------------------------------
  1. An individual's       The individual             8.  Association, club,     The organization
    account                                               religious,
                                                          charitable, or
                                                          educational
                                                          organization account
  2. Two or more           The actual owner of the
     individuals (joint    account or, if combined
     account)              funds, the first
                           individual on the
                           account(1)
  3. Custodian account of  The minor(2)               9.  Partnership account    The partnership
    a minor (Uniform Gift                                 held in the name of
    to Minors Act)                                        the business
  4.a. The usual           The grantor-trustee(1)     10. Association, club, or  The organization
       revocable savings                                  other tax-exempt
    trust account                                         organization
    (grantor is also
    trustee)
   b. So-called trust      The actual owner(1)        11. A broker or            The broker or nominee
    account that is not a                             registered nominee
    legal or valid trust
    under State law
  5. Sole proprietorship   The owner(3)               12. Account with the       The public entity
    account                                               Department of
                                                          Agriculture in the
                                                          name of a public
                                                          entity (such as a
                                                          State or local
                                                          government, school
                                                          district, or prison)
                                                          that receives
                                                          agricultural program
                                                          payments
  6. A valid trust,        The legal entity (Do not
     estate, or pension    furnish the identifying
     trust                 number of the personal
                           representative or
                           trustee, unless the legal
                           entity itself is not
                           designated in the account
                           title.)(4)
  7. Corporate account     The corporation

----------------------------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) Show the name of the owner.

(4) List first and circle the name of the legal trust, estate, or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

If you do not have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

    - A corporation.

    - A financial institution.

    - An organization exempt from tax under section 501(a), or an individual retirement plan.

    - The United States or any agency or instrumentality thereof.

    - A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

    - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

    - An international organization or any agency, or instrumentality thereof.

    - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

    - A real estate investment trust.

    - A common trust fund operated by a bank under section 584(a).

    - An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

    - An entity registered at all times under the Investment Advisors Act of 1940 who regularly acts as a broker.

    - A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

    - Payments to nonresident aliens subject to withholding under section 1441.

    - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

    - Payments of patronage dividends where the amount received is not paid in money.

    - Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:

    - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

    - Payments of tax-exempt interest (including exempt-interest dividends under section 852).

    - Payments described in section 6049(b)(5) to non-resident aliens.

    - Payments on tax-free covenant bonds under section 1451.

    - Payments made by certain foreign organizations.

Exempt payees described above should file the Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THE SUBSTITUTE FORM W-9 WITH THE EXCHANGE AGENT, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE BOX IN
PART II, AND RETURN IT TO THE EXCHANGE AGENT. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM. Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041(a), 6045, and 6050A.

PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers (such as the Exchange Agent) who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1984, payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.